FSUN Investor Relations Materials

Page 2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding our outlook, expectations, and strategies. Words such as “focus,” “believe,” “anticipate,” “target,” or “continue,” and variations of such words or other similar expressions are intended to identify such forward-looking statements and in this presentation includes our statements regarding continuing high service fee income and our continuing to add executive talent. Forward-looking statements are subject to numerous risks, uncertainties and assumptions, that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause our actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions include, among others, the following: • our ability to execute our growth strategy; • our ability to retain or develop a strong core deposit base or other low-cost funding sources; • negative economic conditions, including inflation, that may adversely affect the economy, real estate values, the job market and other factors nationally and in our market areas, in each case that may affect our liquidity and the performance of our loan portfolio; • changes in U.S. monetary policy, the level and volatility of interest rates, the capital markets and other market conditions that may affect, among other things, our liquidity and the value of our assets and liabilities; • risks with respect to recent, pending or potential future mergers or acquisitions, including our ability to successfully identify potential acquisition targets and, thereafter, complete acquisitions and to integrate or expand businesses and operations that we acquire; • our ability to attract and retain key personnel; • the potential increase in reserves and allowance for loan losses as a result of the transition in 2023 to the current expected credit loss standard, or “CECL”; • competition from financial institutions and other financial service providers, including non-bank financial technology providers, and our ability to attract customers from other financial institutions; • risks associated with actual or potential litigation or investigations by customers, regulatory agencies or others; • The effects of pandemics and governmental responses to these events on the economic and business environments in which we operate; • legislative or regulatory changes, particularly changes in regulation of financial services companies; • changes in accounting principles, policies, practices or guidelines; • any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan or other systems; and • the adverse effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as epidemics and pandemics, war or terrorist activities, essential utility outages, climate change, deterioration in the global economy, instability in the credit markets, disruptions in our customers’ supply chains or disruption in transportation. The foregoing list of factors is not exclusive, is not necessarily in order of importance and you should not place undue reliance on any forward-looking statements. You should also consider the risks, assumptions and uncertainties set forth under “Item 1.A. Risk Factors,” of our Annual Report on Form 10-K filed with the SEC on March 16, 2023. Further, any forward-looking statement speaks only as of the date on which it is made and we do not intend to and disclaim any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. Use of Non-GAAP Measures This presentation contains certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles, or GAAP. These non-GAAP disclosures include tangible common equity, average tangible common equity, tangible common equity to tangible assets (“TCE/TA”), return on average tangible common equity (“ROATCE”), pre-tax pre-provision net income (“PTPP”), core net income, core return on average assets (“ROAA”), PTPP ROAA, core PTPP ROAA, core efficiency ratio, loans excluding paycheck protection program (“PPP”) loans, loans excluding PPP and non-owner occupied commercial real estate (“NOO CRE”) loans, allowance for credit losses (“ACL”) to loans excluding PPP loans, and core deposits. Our management uses these non-GAAP financial measures in analyzing our performance and the efficiency of our operations. Management believes these non-GAAP measures provide a greater understanding of our ongoing operations, enhance the comparability of our results with prior periods and demonstrate the effects of significant items in the current period. Accordingly, our management believes investors may find these non-GAAP financial measures useful. However, these disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the Appendix included with this presentation for a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

Page 3 Unique High Growth Franchise Source: S&P Global Market Intelligence; Financial data as of most recent quarter available (1) Loan Growth represents CAGR calculated from 12/31/2017 (2) MSA’s ranked by population size within the Midwest and Southwest regions as defined by S&P Global Market Intelligence Attractive Core Deposit Funded Franchise with Proven Ability to Deliver Strong Organic Growth Durable & Growing Earnings Strong Growth Momentum With scale in markets with leading projected population growth and household income ATTRACTIVE FOOTPRINT(2) 1 Bank Urban Centers with Favorable Demographics Critical Mass in Key US Markets • Banks in Midwest and Southwest Markets • Banks with Total Assets $5bn - $15bn UNIVERSE SIZE 60 Banks MRQ Fee Income / Rev. >20% STRONG FEE INCOME Specialized C&I Lending LENDING FOCUS Loan Growth(1) >15% GROWTH Differentiated Platform Scarcity Value

Page 4 $7.8 $1.7 $1.9 $3.7 $3.9 $4.2 $5.0 $5.7 $7.4 2015 2016 2017 2018 2019 2020 2021 2022 2023Q2 Balance Between Organic Growth and Strategic M&A Asset Growth Over Time ($bn) Total Asset CAGR: 22.7% Source: S&P Global Market Intelligence; Data as of 6/30/2023 Note: CAGR calculated over 7.5 year period  Organic growth alongside PLATFORM TRANSFORMATIONS • Transformed SGB (Strategic Growth Bank) from CRE to C&I with core deposits and strong fee income • Built Dallas and Kansas City through organic recruitment of C&I teams • Built Phoenix with all organic C&I teams on top of 4 de-novo branches • Pioneer Bank acquisition added scale in Austin & Houston markets • Scarcity created across 5 States and along Interstate system connecting key Metro-Markets  Maintained CORE DISCIPLINES to-date • Low cost funding / durable NIM • Superior credit quality performance • Strong capital ratios • Expense control while still investing in various teams across the bank Total Active FSUN Branches: 69 Legacy FSUN: 39 From SGB: 13 From Pioneer: 17 Track Record of Successful Integration

Snapshot of Financial Performance

FSUN Q2 2023 Highlights

4.24%
Net Interest Margin

25%
Fee Income / Revenue

$7.8B
Total Assets
+10% YoY

$6.1B
Total Net Loans
+14% YoY

$295M
Net Interest Income
(Annualized)

$393M
Revenue
(Annualized)

Performance Summary

	For the Year Ended				'19 - '22	For the Qtr Ended
	FY 2019A	FY 2020A	FY 2021A	FY 2022A	CAGR	Q2 2023A
Balance Sheet ($mm)						
Total Assets	$4,185	$4,995	$5,667	$7,430	**21.1%**	$7,797
Total Net Loans	3,060	3,799	3,990	5,846	**24.1%**	6,078
Deposits	3,490	4,154	4,855	5,765	**18.2%**	6,150
Tang. Common Equity [2]	387	443	483	665	**19.8%**	717
Balance Sheet Ratios						
Loans/ Deposits (%)	88.5	92.6	83.2	102.5		100.1
TCE / TA (%) [2]	9.35	8.95	8.58	9.09		9.33
NPAs / Assets (%) [1]	0.50	0.79	0.60	0.48		1.00
NCOs / Avg. Loans (%)	0.13	0.11	0.09	(0.01)		0.05 [3]
Allowance for Credit Losses / Loans (%)	0.92	1.24	1.18	1.12		1.26
Profitability ($mm)						
Total Revenue	$198.2	$284.3	$279.5	$331.2	**18.7%**	$98.1
Operating Expenses	170.2	204.1	224.6	239.1	**12.0%**	58.0
Pre-Tax Pre-Provision Net Income [2]	28.0	80.3	54.8	92.1	**48.7%**	40.1
Provision for Credit Losses	6.1	23.1	3.0	18.1	**44.0%**	4.4
Net income	20.5	47.6	43.2	59.2	**42.4%**	28.0
Core Net Income [2]	*20.5*	*47.6*	*45.7*	*76.2*	**54.9%**	*28.0*
Profitability Ratios						
ROAA (%)	0.52	1.02	0.79	0.88		1.49
Core ROAA (%) [2]	*0.52*	*1.02*	*0.84*	*1.13*		*1.49*
Pre-Tax Pre-Provision ROAA (%) [2]	0.70	1.72	1.00	1.37		2.13
Core PTPP ROAA (%) [2]	*0.70*	*1.72*	*1.05*	*1.62*		2.13
Net Interest Margin (%)	3.45	3.10	3.00	3.87		4.24
Efficiency Ratio (%)	85.9	71.8	80.4	72.2		59.2
Core Efficiency Ratio (%) [2]	*85.9*	*71.8*	*79.3*	*66.5*		59.2
Fee Inc. / Rev. (%)	35.8	52.2	44.5	27.0		24.8

Source: S&P Global Market Intelligence & Company Documents
(1) Excludes accrual TDRs
(2) Refer to Non-GAAP Financial Measures on pages 24 & 25
(3) Figure shown reflects 2023 Q2 annualized; NCOs / Avg. Loans of 0.03% for 2023 YTD annualized

Page 5

FirstSun Capital BANCORP
Sunflower Bank

Key Themes

Strategy	Region	**Focused in key Southwest region growth markets** – Dallas, Phoenix-Scottsdale, Houston, Kansas City, San Antonio, Austin and Denver – Pioneer acquisition added scale in Austin & Houston markets
	C&I Focus	**Specialized Commercial Bank; attractive loan mix with low CRE levels** – Focus on attractive business verticals including Healthcare, ABL, Technology, Telecom, Family Offices, Public Finance, Construction Trades and Specialty Finance – Treasury Management Services and Small Business Banking
	Talent	**Effective organic growth strategy delivered by talent acquisition strategy** – Historically generated 20+% YoY Loan growth pre-Pioneer acquisition – Opportunities continue due to recent bank sector consolidations
Operating	Fee Income	**High service fee income to revenue mix, multiple profitable service fee income businesses** – Significant revenue diversification and best-in-class revenue mix – Mortgage banking, wealth/private banking, treasury management, and retail
	Integration	**Successful integration of Pioneer; key retention of customers and talent accomplished** – Executive management has completed over 30 M&A transactions and integrations – Effectively using FirstSun platform to attract loan teams in targeted markets
	Granular Deposits	**High quality, low-beta, low-cost core deposit franchise** – Balanced distribution across stable, rationalized deposit rich markets in Kansas, New Mexico, Colorado – Provides an advantage in funding for our lending opportunities
	Discipline	**Solid core earnings progression & growth momentum, have moved from heavy investment phase to realization phase** – Past 5 years of repositioning to C&I and reduction in CRE exposure delivering NIM expansion & fee income – Retooled infrastructure has created tremendous operating leverage to continue scaling

Page 6

FirstSun Capital Bancorp
Sunflower Bank

Page 7 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 1990 2000 2010 2023 Q2 Leverage Ratio NPAs / Loans + OREO NIM 0% 5% 10% 15% 20% 25% 30% 35% 40% 1990 2000 2010 2023 Q2 C&I Loans / Loans CRE Loans / Loans 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1990 2000 2010 2023 Q2 Total Assets ($mm) Total Deposits ($mm) History of Sunflower Bank  Founded in late 1800s, Sunflower is now a ~$8 billion multi-state Regional Bank that has grown from a small, rural Kansas Community Bank  Expanded into major higher growth metro-markets such as Dallas, Denver, Phoenix  Shifted focus from community CRE lending to Major Customer C&I Relationship Banking: • Industry Specific Lending Expertise • Treasury Management • Wealth Management & Trust  Maintained Core Disciplines 1) Superior credit quality performance 2) Low cost funding – drives durable NIM - full year 2022 was 3.87%; 4.24% in 2Q’23 3) Strong Loan Growth and Capital Ratios 4) Expense control while still investing in Teams  Metrics of Interest: • Low NCOs – cumulatively over life of bank • High Reserve Coverage • Granular Deposits • Impressive Current Loan Yields • Success in De-emphasizing CRE exposure 10% -12% CAGRs Source: S&P Global Market Intelligence Note: 1990, 2000, and 2010 data per holding company regulatory filings; 2023 Q2 data per GAAP filings Note: Bank level data shown where consolidated unavailable

1 Long-Term Credit Performance

Key Metrics:

- **Cumulative NCOs since 2007: Only $31mm**
  - *$22mm of the $31mm from '07-'11 Great Financial Crisis*
- **Avg. ACL/Loans since 2007: ~1.17%**
  - *Avg. NCOs/Loans since 2007: 13bps*
- **Recent Asset Quality Trends Below:**

NPAs(1) / Assets


0.50%
0.79%
0.60%
0.48%
1.00%
2019
2020
2021
2022
2023 Q2

Net Charge-offs / Average Loans


0.13%
0.11%
0.09%
(0.01%)
0.03%
2019
2020
2021
2022
2023 YTD Ann.

Allowance for Credit Losses / NPLs(1)


204%
133%
167%
227%
114%
2019
2020
2021
2022
2023 Q2

2 Low-Cost, Low Beta Core Deposits

Key Metrics:

- **Cost of Total Deposits: 139 bps** (2Q'23)
  - *Current Cumulative Deposit Beta of 36%(2)*
- **Core Deposits(3): $5.7b or 92% of Total Deposits** (2Q'23)
  - *27% Non-Interest Bearing / Total Deposits*
  - *34% Transaction Deposits / Total Deposits*

Historical Cost of Interest-Bearing Deposits ***(Sunflower Bank only)***

FSUN is well-positioned in current rate environment


11 rate hikes since Q1 2022
0.26%
0.22%
0.29%
0.21%
1.05%
0.65%
2.23%
1.94%
2021Q4
2022Q2
2022Q4
2023Q2
FSUN
Peer Median

Deposit Beta vs Industry

FSUN vs. Peer Cumulative Deposit Betas(2)


36%
41%
FSUN Deposit Beta
Peer Deposit Beta

Source: S&P Global Market Intelligence; Financial data as of most recent quarter available

Note: Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ C&I loans as a % of total loans >20%; Excludes merger targets and mutual holding companies

(1) Excludes accrual TDRs

(2) Deposit beta on a cumulative basis and calculated as the change in cost of IB deposits divided by the change in avg. fed funds rate over the same period (2022Q1 – 2023Q2)

(3) Refer to Non-GAAP Financial Measures on pages 24 & 25

Page 8

FirstSun Capital Bancorp
Sunflower Bank

Page 9 $170 $232 2019 2023Q2 Annualized $198 $393 2019 2023Q2 Annualized $127 $136 $155 $242 $295 2019 2020 2021 2022 2023Q2 Annualized $3,490 $4,154 $4,855 $5,765 $6,150 2019 2020 2021 2022 2023Q2 ’19 – ’23Q2 CAGR: 18% Strong Organic Growth Underpinning Recent Operating Trends Total Loans excl. PPP ($mm) Net Interest Income Growth ($mm) Revenue and Expense Growth ($mm) Total Deposits ($mm) ’19 – ’23Q2 CAGR: 22% 98% Increase 36% Increase ’19 – ’23Q2 CAGR: 27% Peer Median(1): 12% Peer Median(1): 13% Peer Median(1): 11% Operating Leverage Growth of $132mm Source: S&P Global Market Intelligence & Company Documents (1) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ C&I loans as a % of total loans >20%; Excludes merger targets and mutual holding companies (2) Refer to Non-GAAP Financial Measures on pages 24 & 25 3 4 Revenue Expenses (2)(2) $3,089 $3,595 $3,970 $5,908 $6,152 $2,496 $3,014 $3,466 $5,128 $5,429 2019 2020 2021 2022 2023Q2 Total Loans (excl. PPP) Loans excl. PPP & NOO CRE

Strategic Focus

Strategy

1

GEOGRAPHIC CONNECTIVITY: Focus in key Southwest region growth markets

- Dallas, Phoenix-Scottsdale, Houston, Kansas City, San Antonio, Austin and Denver
- Pioneer Bank acquisition added scale in Austin and Houston markets
- Scarcity created across 5 states and along Interstate system connecting key Metro-Markets

2

SPECIALIZED C&I EXPERTISE: Focus on closely held business owners; create & build relationships

- Focus on attractive business verticals including:
  - Healthcare, ABL, Technology, Telecom, Public Finance, Construction Trades, Family Offices and Specialty Finance
- Provide strong Treasury Management Services and Small Business Banking
- Establish efficient syndication to handle varying credit sizes and structures
- Proactively change Loan Mix to Specialty C&I from CRE (previously acquired SGB & Pioneer platforms heavy on CRE)
  - Improved CRE to Risk-Based Capital ratios

3

EFFECTIVE ORGANIC GROWTH: Delivered by platform transformations and talent acquisition strategy

- Re-position how local platforms approach their markets
  - Transformed SGB (Strategic Growth Bank) from CRE to C&I with core deposits and strong service fee income
  - Built Dallas and Kansas City through organic recruitment of C&I teams
  - Built Phoenix with all organic C&I teams on top of 4 de-novo branches
- 20+% YoY Loan growth pre-Pioneer acquisition
- Opportunities for lateral hires continue due to recent bank sector consolidations - **still hiring teams**

Page 10

FirstSun Capital BANCORP

Sunflower Bank

Page 11 $97.0 $90.9 $74.3 $78.2 $81.6 $69.1 $73.5 Denver, CO Austin, TX Houston, TX Phoenix, AZ Dallas, TX San Antonio, TX U.S.National Average 19.0% 41.8% 24.5% 20.1% 24.6% 24.1% 8.3% Denver, CO Austin, TX Houston, TX Phoenix, AZ Dallas, TX San Antonio, TX U.S.National Average Source: S&P Global Market Intelligence Situated in Top-Tier Growth Markets (5 of the Top 10 in the U.S.) 2010 – 2023 Population Growth % Enhancing Our Presence in High Growth Markets Denver, CO Phoenix, AZ Austin, TX Houston, TX San Antonio, TX Dallas, TX 2023 Median Household Income ($000s) Focus Markets Critical Mass Attracting Clients And Talent

Page 12 Regional Operations & Scale Source: Company documents; Financial data as of June 30, 2023 Eastern KS Loans: $705 Deposits: $246 Branches: 3 FTE: 36 Metro TX Loans: $2,324 Deposits: $1,303 Branches: 19 FTE: 148 El Paso Loans: $210 Deposits: $548 Branches: 5 FTE: 35 New Mexico Loans: $140 Deposits: $1,054 Branches: 7 FTE: 48 Desert Mountain Loans: $1,648 Deposits: $1,111 Branches: 15 FTE: 129  Regional Presidents / Leaders are local  Focused on small to mid-sized businesses and business owners  Leadership team incentivized  Local credit oversight with both local and centralized underwriting authorities Market Strategies *$’s in millions Denver Austin Dallas Phoenix Kansas City El Paso Sante Fe Central / Western KS Loans: $178 Deposits: $1,324 Branches: 20 FTE: 118 Houston San Antonio Wichita Albuquerque

C&I Relationship Banking: Vertical Focus in Growing Markets

Specialty C&I Lending Summary

- **C&I relationships come with higher margins, fees and deposits**
- Diversified verticals in specialized markets, competing w/ bigger competitors
- Robust client relationships – proven track record of beating bigger competitors due to efficiency and proven execution
- Structure products to offer best-in-class price on level of risk plus "capital markets" style fees and treasury management
- HR Leverage – talented industry specific bankers focused on creating consistent and sustainable growth
- ~$2.0 billion of organic loan growth in the past 4 years

$2.5B
Total Loans

$433M
Total Deposits

Healthcare
- Team based in high-growth Texas markets and Nashville
- Includes business banking specialty in practice finance healthcare

TMT (1)
- Highly specialized team in high-growth Southwest markets
- Focused on cash flow subscription lending; not venture or start-ups
- Includes PE sponsor-based transactions

Family Office
- Focused on building private asset connections with local expertise
- Expanding our relationships with key families in high growth markets
- Leveraging our locally focused platform and investment options for business owners

Public Finance
- Regional specialization in high-growth Southwest markets
- Emphasis on charter school, bridge-lending and turnaround public finance

ABL (2)
- Team specializes in working capital, growth and buyout financing
- Focused on lower middle-market

Construction Trades
- Team based in Colorado
- Focused on businesses supporting large scale construction related industries

(1) Denotes Technology, Media, and Telecom
(2) Denotes Asset-Backed Lending

Page 13

FirstSun Capital Bancorp
Sunflower Bank

Loan Composition: Strong C&I Growth while Significantly Lowering CRE

THEN….Q4 2018 Loan Composition



Owner Occupied C.R.E 12%
Non-Owner Occupied C.R.E. 26%
Multifamily 1%
Residential R.E. 21%
Commercial & Industrial 22%
Construction 4%
Oblig. of St & Poli. Subdivisions 10%
Consumer & Other 4%

Yield on Loans: 4.69%

↑ **Building C&I Verticals**
↓ **De-emphasizing CRE**

NOW…Q2 2023 Loan Composition



Owner Occupied C.R.E 10%
Non-Owner Occupied C.R.E. 12%
Major decrease
Multifamily 2%
Residential R.E. 18%
Commercial & Industrial 40%
Major increase
Construction 5%
Oblig. of St & Poli. Subdivisions 10%
Consumer & Other 3%

Yield on Loans: 6.13%

FSUN CRE / Total Risk-Based Capital vs. Peers (%)



FSUN NOO CRE/TRBC:
146%
113%
90%
94%
81%
179%
187%
146%
176%
136%
172%
171%
196%
152%
228%
2019Y
2020Y
2021Y
2022Y
2023Q2
FirstSun
Peer Median

Q2 2023 C&I Loans / Total Loans (%)



40.2%
28.3%
FirstSun
Peer Median(1)

- Well-diversified portfolio with strong C&I lending
- Well-managed CRE portfolio
- Variable rate structural emphasis leading to healthy NIM performance

Source: S&P Global Market Intelligence
Note: FSUN data represents GAAP data as of June 30, 2023; Bank level regulatory data shown where GAAP unavailable
(1) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ C&I loans as a % of total loans >20%; Excludes merger targets and mutual holding companies

Page 14

FirstSun Capital Bancorp
Sunflower Bank

Operating Focus

Operating

1

CONTINUE TO GENERATE HIGH SERVICE FEE INCOME TO REVENUE MIX, MULTIPLE PROFITABLE SERVICE FEE INCOME BUSINESSES
- Best-in-class mix: Mortgage banking, wealth/private banking, treasury management, and retail – **add payments efficiencies**
- Right-sized mortgage origination to be a low-cost provider in our footprint
- Pricing retail & commercial service fees at sustainable levels that are market-based (do not give away services)
- Continue to add to Treasury Management product suite
- Continue cross-sell momentum (Private Banking, Wealth and Treasury)
- Non-homogenous pricing (Western KS is different than Dallas)

2

SUCCESSFUL INTEGRATION OF PIONEER; KEY RETENTION OF CUSTOMERS AND TALENT - accomplished
- Executive management has completed over 30 M&A transactions and integrations
- Effectively using FirstSun platform to attract loan teams in targeted markets

3

COMMITMENT TO HIGH QUALITY, LOW-BETA, LOW-COST CORE DEPOSIT FRANCHISE
- Continue with team incentives and client programs to maintain deposit growth at attractive rates to FSUN
- Provides an advantage in funding for our lending opportunities - **deposit beta is proving to be sure-footed**

4

SOLID CORE EARNINGS PROGRESSION & GROWTH, HAVE MOVED FROM INVESTMENT PHASE TO REALIZATION PHASE
- Past 5 years of repositioning to C&I and reduction in CRE exposure delivering NIM expansion & fee income
- Retooled infrastructure has created tremendous operating leverage to continue scaling - **1.49% ROAA and 4.24% NIM (MRQ)**

Page 15

FirstSun Capital BANCORP

Sunflower Bank

Funding Composition: Low-Cost, Low Beta Deposits

THEN…..Q4 2018 Deposit Composition



MMDA & Other Savings 61%
Retail Time Deposits 7%
Jumbo Time Deposits 8%
Demand Deposits 22%
NOW & Other Trans. Accts 2%

Cost of Total Deposits: 0.52%

NOW….Q2 2023 Deposit Composition



Retail Time Deposits 13%
MMDA & Other Savings 40%
Jumbo Time Deposits 13%
Demand Deposits 27%
NOW & Other Trans. Accts 7%
+5% Improvement

Cost of Total Deposits: 1.39%

Liquidity Metrics

	Loans / Deposits	Cash + Securities / Deposits	On-Hand Liquidity Ratio (2)	Reliance on Wholesale Funding (3)	One Year GAP / Assets (4)	AOCI & HTM Sec. FMV / Total Equity
FirstSun	100.1%	17.0%	9.6%	16.5%	18.1%	(6.1%)
Peer Median (1)	91.5%	25.2%	12.8%	13.9%	17.9%	(14.0%)

Source: S&P Global Market Intelligence
Note: FSUN data represents holding company GAAP data as of June 30, 2023; Bank level regulatory data shown where GAAP unavailable
Note: Jumbo time deposits defined as time deposits > 100k
(1) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ C&I loans as a % of total loans >20%; Excludes merger targets and mutual holding companies
(2) On-Hand Liquidity ratio defined as (total cash & equivalents + securities – pledged securities) / total liabilities
(3) Wholesale funding ratio defined as (brokered deposits + borrowings) / total liabilities
(4) Defined as the difference in rate sensitive assets and liabilities maturing in one year

Page 16

FirstSun Capital Bancorp
Sunflower Bank

Page 17 979 1,121 2019Q4 2023Q2 $76 $525 $0 $200 $400 $600 Dec 2019 Jun 2023 $517 $705 $0 $300 $600 $900 Dec 2019 Jun 2023 $92 $1,868 $0 $500 $1,000 $1,500 $2,000 Dec 2019 Jun 2023 178.5% 146.0% 136.4% 170.6% 152.3% $0.8 $1.3 $1.7 $2.3 $2.5 Organic Growth Strategy in New Markets $113.8 $136.2 2019Q4 2023Q2 Metro Texas(2) Eastern Kansas Arizona Leading to Strong Organic Loan Growth in Select Metro Markets Intentional Strategy to De-Emphasize CRE Full Time Employees Annualized Salary and Benefits Expense ($mm) CRE / TRBC (%) C&I Loans ($bn) $685mm loans in Select Metro Markets $3.1bn loans in Select Metro Markets Dec 2019 June 2023 Investments Made into the Franchise Post-2019 Source: S&P Global Market Intelligence & Company Documents (1) Consists of business development in Dallas, Houston, Austin and San Antonio 54% CAGR

Revenue Diversification

2021Y *(Pre-Pioneer Acquisition)*



31%
3%
2%
2%
3%
3%
56%
Net Interest Income
Treasury Management Service Fees
Interchange Service Fees
Other Service Fee Income Sources
Wealth Management Service Fees
Deposit Service Fees
Mortgage Service Fee Income

Revenue ($000)	Balance	% of Total
Net Interest Income	$155,233	56%
Wealth Management Service Fees	7,795	3%
Treasury Management Service Fees	6,109	2%
Deposit Service Fees	6,783	2%
Interchange Service Fees	9,208	3%
Mortgage Service Fee Income	86,410	31%
Other Service Fee Income Sources	7,939	3%
Total	**$279,477**	**100%**

Service Fee Inc / Rev: 44.5%

Mortgage Revenue / Rev: 30.9%

2023Q2 *(Annualized)*



12%
3%
3%
3%
3%
2%
75%
Net Interest Income
Treasury Management Service Fees
Interchange Service Fees
Other Service Fee Income Sources
Wealth Management Service Fees
Deposit Service Fees
Mortgage Service Fee Income

Revenue ($000)	Balance	% of Total
Net Interest Income	$295,340	75%
Wealth Management Service Fees	5,912	2%
Treasury Management Service Fees	11,848	3%
Deposit Service Fees	9,984	3%
Interchange Service Fees	11,824	3%
Mortgage Service Fee Income	46,636	12%
Other Service Fee Income Sources	10,956	3%
Total	**$392,500**	**100%**

Service Fee Inc / Rev: 24.8%

Peer Median[(1)] Service Fee Inc / Rev: 19.2%

Mortgage Revenue / Rev: 11.9%

Source: S&P Global Market Intelligence & Company documents

(1) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ C&I loans as a % of total loans >20%; Excludes merger targets and mutual holding companies

Page 18

FirstSun Capital BANCORP
Sunflower Bank

Creating a High-Growth, High-Performing Franchise

If We Deliver on Focused Strategies and Keep to Our Operating Disciplines, then FirstSun can Outpace its Peers

Outpacing peers

		Select High Performing Regional Peers[(1)]	FirstSun	Broader Midwest & Southwest Median[(2)]
Size & Balance Sheet Composition	# of Branches	67	**69**	59
	Total Assets ($B)	$9.3	**$7.8**	$7.1
	Tangible Common Equity / Tangible Assets[(3)]	8.22%	**9.33%**	8.28%
	Loans / Deposits	98.5%	**100.1%**	91.5%
	Most Recent Quarter Cost of Deposits	1.36%	**1.39%**	1.65%
	Noninterest Bearing Deposits / Deposits	26%	**27%**	28%
	Regulatory CRE / TRBC	237%	**152%**	228%
Revenue Mix & Growth Profile	Most Recent Quarter Fee Income / Rev.	15.4%	**24.8%**	19.2%
	Loan ex. PPP CAGR (YE' 19 - Q2 '23)	18%	**21%**	12%
	Revenue CAGR (YE '19 - Q2 '23 ann.)	16%	**22%**	11%
	Most Recent Quarter ROAA	1.31%	**1.49%**	1.26%
	Most Recent Quarter ROATCE[(3)]	16.9%	**16.5%**	16.8%
	Most Recent Quarter NIM	3.76%	**4.24%**	3.38%

Source: S&P Global Market Intelligence; Financial data as of June 30, 2023
(1) Includes SBSI, VBTX, NBHC, SYBT, PEBO and EFSC
(2) Peers include major exchange-traded banks and thrifts headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion and MRQ C&I loans as a % of total loans >20%; Excludes merger targets and mutual holding companies
(3) Refer to Non-GAAP Financial Measures on pages 24 & 25

Page 19

FirstSun Capital Bancorp
Sunflower Bank

APPENDIX

Page 21 Introduction to FirstSun & Sunflower Management NEAL E. ARNOLD, CEO & President Neal E. Arnold serves as President and Chief Executive Officer of FirstSun since April 1, 2022 and for Sunflower since 2018. Mr. Arnold also serves as a board member for FirstSun and Sunflower Bank. He served as Executive Vice President of Fifth Third Bancorp and Fifth Third Bank from 1998 to 2005, and as Chief Financial Officer of Fifth Third Bancorp and Fifth Third Bank from 1997 to 2005. Mr. Arnold has over 20 years of experience completing numerous regulatory compliance consulting engagements for bank boards. ROBERT A. CAFERA, CFO & EVP Robert A. Cafera has held his current positions since 2012 and serves as a board member for Sunflower Bank. Before that, he served in different roles at Fifth Third Bank, including as Senior Vice President and Chief Financial Officer of the Commercial Bank, and before that as its Assistant Controller. Before joining Fifth Third Bank, he was a Senior Manager with Arthur Andersen for about ten years. LAURA J. FRAZIER, Chief Admin. Officer & EVP Laura J. Frazier has held her positions since 2013. Before that, from 2010 to 2013, Ms. Frazier served as the Deputy Director of Human Resources for the Department of Developmental Disabilities for the State of Ohio. Before that, she spent eight years as the Director of Labor Relations for the same governmental agency. MOLLIE H. CARTER, Executive Chairman Mollie H. Carter served as President and Chief Executive Officer of FirstSun from 2005 until April 1, 2022, and she served as President and Chief Executive Officer of Sunflower Bank from 2005 to 2018. Ms. Carter also serves as Executive Chair of the board for FirstSun and Sunflower Bank. She served as a director of Evergy, Inc. and its predecessor, Westar Energy, from 2003 until 2022. She also serves on the NPR Foundation Board of Trustees on the Executive Committee, and she is a Co-Chair of the NPR News Task Force. JENNIFER L. NORRIS, Chief Credit Officer & EVP Jennifer L. Norris has held her current positions since 2020. Before that, from 1997 to 2019, Ms. Norris held various roles at Wells Fargo Bank, most recently serving as Loan Team Manager for the Credit Resolution Group, a position she held for ten years. Before joining Wells Fargo, Ms. Norris was Vice President, Credit Products Manager at Specialized Industries Risk Management from 2001 to 2004. CHRIS RUDE, Chief Banking Officer – Western Banking Chris Rude joined Sunflower Bank in July 2019 and currently serves as Executive Vice President and Chief Banking Officer leading multiple markets throughout the organization. He has diverse experience in commercial and business banking, credit portfolio management and retail banking. Throughout his over 20 year career in banking he has held increasingly responsible leadership roles at national and regional banks. BRIAN WALSH, Chief Lending Officer Brian Walsh joined Sunflower Bank in 2020 and currently serves as Executive Vice President and Chief Lending Officer. Brian has over 20 years in the banking industry, including Texas Capital Bank, Legacy Texas (now Prosperity Bank), Bank of Texas and Comerica Bank. Brian has a 30-year career in various leadership roles in financial services, public accounting, and operating companies. CECIL G. EDWARDS, JR., Chief Banking Officer – Eastern Banking Cecil G. Edwards, Jr. joined Sunflower Bank in April 2023 as a Chief Banking Officer leading multiple markets throughout the organization. His over 40 years of experience in the banking industry includes management and building of lines of businesses, client relationships, and corporate finance teams spanning across geographies.

Page 22 Board of Directors (excluding management) CHRISTOPHER C. CASCIATO Christopher C. Casciato is a Managing Director of Lightyear Capital LLC, a position he has held since 2008. Before that, he spent over 20 years at Goldman, Sachs & Co., where he was elected partner in 2000. His career at Goldman, Sachs & Co. included a number of senior management positions in the firm’s investment banking division, including partner in the Financial Institutions Group, as well as partner and Chief Operating Officer of Goldman Sachs’ worldwide investment banking business. ISABELLA CUNNINGHAM Isabella Cunningham joined FirstSun’s board as a result of the merger with Pioneer Bancshares effective April 1, 2022. Professor Cunningham served as a director of Pioneer Bancshares and Pioneer Bank from July 2013 until April 2022. Professor Cunningham holds the Stan Richards Chair in Advertising and Public Relations at the University of Texas at Austin. KEVIN T. HAMMOND Kevin T. Hammond joined the FirstSun board as a result of the merger with Pioneer Bancshares effective April 1, 2022. Mr. Hammond served as a director of Pioneer from 2016 until April 2022. He is a Managing Director at JLL Partners, which he joined in 2004, where he focuses on making new private equity investments and managing the firm’s portfolio of companies. He also serves on JLL Partners’ management and investment committees. BEVERLY O. ELVING Beverly O. Elving is the former Director of Corporate Accounting, Vice President & Controller, and Sr. Vice President of Finance at Applebee’s International from 1998 to 2021. Before that, she served as the Chief Financial Officer of Integrated Medical Resources from 1996 to 1998, and additionally, Ms. Elving served as Vice President Finance & Accounting for the FDIC/Resolution Trust Corporation from 1990 to 1996. PAUL A. LARKINS Paul A. Larkins is currently a Senior Advisor with Aquiline Capital Partners, a position he has held since 2018. He is also the board member of Amur Equipment Finance. He previously served as board chair of LERETA, LLC, and as an advisor to Tarsadia Investments, both from July 2019 through July 2021. Mr. Larkins served as President and director of SquareTwo Financial Corporation, positions he held from 2009 to 2016. SquareTwo Financial Corporation filed for bankruptcy under Chapter 11 in March 2017. DIANE E. MERDIAN Diane L. Merdian is the former Chief Financial Officer of Redwood Trust, Inc., a position she held from 2010 to 2012, having previously served on Redwood’s board of directors from 2008 to 2009. From 1984 to 2008, Ms. Merdian was an equity analyst covering financial companies, working at Investment Banking firms and Institutional Investment firms. She primarily analyzed banks, focusing on valuation, strategy, and economics vs. accounting. DAVID W. LEVY David W. Levy is a Managing Director at Pickwick Capital Partners, a position he has held since 2012. Before that, he served as Vice Chairman of Investment Banking and Co-Head of the Financial Institutions Group at Cowen & Company from 2009 to 2010 and served as Senior Managing Director at Bear Stearns from 2005 to 2008.

Page 23 Asset Quality Summary Source: S&P Global Market Intelligence; Financial data as of the most recent quarter available (1) Includes U.S. Banks headquartered in the Midwest and Southwest with total assets between $5 billion and $10 billion with C&I / Loans > 20% for the quarter ending June 30, 2023; Excludes merger targets. Data represents holding company data where available; if unavailable, data represents bank level regulatory data (2) Refer to Non-GAAP Financial Measures on pages 24 & 25 NPAs (Excl. Accrual TDRs) / Assets Net Charge-offs / Average Loans ACL / Gross Loans (ex. PPP)(2) ACL / NPLs (Excl. Accrual TDRs) Peer Median: 0.32%(1) Peer Median: 0.05%(1) Peer Median: 367%(1) Peer Median: 1.24%(1) 0.50% 0.79% 0.60% 0.48% 1.00% 2019 2020 2021 2022 2023 Q2 0.13% 0.11% 0.09% (0.01%) 0.03% 2019 2020 2021 2022 2023 YTD Ann. 0.92% 1.33% 1.20% 1.12% 1.26% 2019 2020 2021 2022 2023 Q2 204% 133% 167% 227% 114% 2019 2020 2021 2022 2023 Q2

Non-GAAP Financial Measures and Reconciliations

$'s in millions	2019	2020	2021	2022	For the Quarter Ended June 30, 2023
Tangible common equity:					
Total stockholders' equity (GAAP)	$ 430	$ 486	$ 524	$ 775	$ 824
Less: Goodwill and other intangible assets					
Goodwill	(33)	(33)	(33)	(93)	(93)
Other intangible assets	(10)	(10)	(8)	(16)	(13)
Tangible common equity (non-GAAP)	$ 387	$ 443	$ 483	$ 665	$ 717
Tangible assets:					
Total assets (GAAP)	$ 4,185	$ 4,995	$ 5,667	$ 7,430	$ 7,797
Less: Goodwill and other intangible assets					
Goodwill	(33)	(33)	(33)	(93)	(93)
Other intangible assets	(10)	(10)	(8)	(16)	(13)
Total tangible assets (non-GAAP)	$ 4,142	$ 4,953	$ 5,626	$ 7,321	$ 7,691
Common equity/assets (GAAP)	10.28%	9.72%	9.25%	10.42%	10.56%
TCE/TA (non-GAAP)	9.35%	8.95%	8.58%	9.09%	9.33%
Average tangible common equity:					
Average stockholders' equity (GAAP)	$ 444	$ 467	$ 516	$ 693	$ 827
Less: Average goodwill and other intangible assets					
Average goodwill	(33)	(33)	(33)	(79)	(93)
Average other intangible assets	(11)	(10)	(9)	(16)	(14)
Average tangible common equity (non-GAAP)	$ 400	$ 424	$ 474	$ 598	$ 720
Tangible Net Income / Core Tangible Net Income:					
Net income (GAAP)	$ 20.5	$ 47.6	$ 43.2	$ 59.2	$ 28.0
Add: Intangible amortization, net of tax	1.5	1.2	1.1	3.3	1.6
Tangible net income (non-GAAP)	$ 22.0	$ 48.8	$ 44.3	$ 62.5	$ 29.6
Add: Merger costs, net of income taxes					
Merger related expenses	-	-	3.1	18.8	-
Income tax effect on merger related expenses	-	-	(0.5)	(4.1)	-
Provision for loan loss on Pioneer loans marked at a premium	-	-	-	2.9	-
Income tax effect on provision for loan loss on Pioneer loans marked at a premium	-	-	-	(0.5)	-
Total merger costs	-	-	2.6	17.0	-
Core tangible net income (non-GAAP)	$ 22.0	$ 48.8	$ 46.9	$ 79.5	$ 29.6
ROAE (GAAP)	4.6%	10.2%	8.4%	8.5%	13.5%
ROATCE (non-GAAP)	5.5%	11.5%	9.3%	10.5%	16.5%
Pre-Tax Pre-Provision Net Income:					
Net income (GAAP)	$ 20.5	$ 47.6	$ 43.2	$ 59.2	$ 28.0
Add: Provision for credit losses and income taxes					
Provision for credit losses	6.1	23.1	3.0	18.1	4.4
Provision for income taxes	1.4	9.6	8.7	14.8	7.7
Pre-tax pre-provision net income (non-GAAP)	$ 28.0	$ 80.3	$ 54.8	$ 92.1	$ 40.1

Source: Company Documents

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FirstSun Capital BANCORP
Sunflower Bank

Non-GAAP Financial Measures and Reconciliations *(continued)*

$'s in millions	For the Year Ended 2019	2020	2021	2022	For the Quarter Ended June 30, 2023
Core Net Income / Core Pre-Tax Pre-Provision Net Income:					
Net income (GAAP)	$ 20.5	$ 47.6	$ 43.2	$ 59.2	$ 28.0
Add: Merger costs, net of income taxes					
Merger related expenses	-	-	3.1	18.8	-
Income tax effect on merger related expenses	-	-	(0.5)	(4.1)	-
Provision for loan loss on Pioneer loans marked at a premium	-	-	-	2.9	-
Income tax effect on provision for loan loss on Pioneer loans marked at a premium	-	-	-	(0.5)	-
Total merger costs	-	-	2.6	17.0	-
Core net income (non-GAAP)	$ 20.5	$ 47.6	$ 45.7	$ 76.2	$ 28.0
Add: Provision for credit losses and income taxes	7.5	32.7	11.7	32.9	12.1
Core pre-tax pre-provision net income (non-GAAP)	$ 28.0	$ 80.3	$ 57.4	$ 109.1	$ 40.1
ROAA (GAAP)	0.52%	1.02%	0.79%	0.88%	1.49%
Core ROAA (non-GAAP)	0.52%	1.02%	0.84%	1.13%	1.49%
PTPP ROAA (non-GAAP)	0.70%	1.72%	1.00%	1.37%	2.13%
Core PTPP ROAA (non-GAAP)	0.70%	1.72%	1.05%	1.62%	2.13%
Core Efficiency Ratio:					
Efficiency ratio (GAAP)	85.9%	71.8%	80.4%	72.2%	59.2%
Less: Impact of merger related expenses, net of tax	0.0%	0.0%	-1.1%	-5.7%	0.0%
Core efficiency ratio (non-GAAP)	85.9%	71.8%	79.3%	66.5%	59.2%
Loans Excluding PPP and NOO CRE Loans:					
Loans (GAAP)	$ 3,089	$ 3,846	$ 4,037	$ 5,912	$ 6,155
Less: PPP loans	-	(251)	(67)	(4)	(3)
Loans excluding PPP loans (non-GAAP)	$ 3,089	$ 3,595	$ 3,970	$ 5,908	$ 6,152
Less: NOO CRE loans	(593)	(581)	(504)	(780)	(723)
Loans excluding PPP and NOO CRE loans (non-GAAP)	$ 2,496	$ 3,014	$ 3,466	$ 5,128	$ 5,429
ACL/Loans (GAAP)	0.92%	1.24%	1.18%	1.12%	1.26%
ACL/Loans excluding PPP loans (non-GAAP)	0.92%	1.33%	1.20%	1.12%	1.26%
Core Deposits:					
Total deposits (GAAP)	$ 3,490	$ 4,154	$ 4,855	$ 5,765	$ 6,150
Less: Wholesale funding	(181)	(100)	(25)	(243)	(465)
Core deposits (non-GAAP)	$ 3,309	$ 4,054	$ 4,830	$ 5,522	$ 5,685

Source: Company Documents

Page 25

FirstSun Capital BANCORP

Sunflower Bank